UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 30, 2019

Severn Bancorp, Inc.
(Exact name of the registrant as specified in its charter)

Maryland	000-49731	52-1726127
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Westgate Circle, Suite 200
Annapolis, Maryland	21401
(Address of principal executive offices)	(Zip Code)

410-260-2000
(Registrant’s telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SVBI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)          On December 30, 2019, Severn Bancorp, Inc. (the “Company”), and its savings bank subsidiary, Severn Savings Bank, FSB (the “Bank”) entered into a change in control agreement with Alan J. Hyatt, President and Chief Executive Officer (the “Executive”).  The agreement has an initial one-year term which will automatically renew for an additional year unless either the Company, the Bank or the Executive provides written notice that the term will not be renewed at least sixty (60) days prior to the end of the initial term or extended term of the agreement.

Under the agreement, if within twelve (12) months following a change in control (as defined in the agreement), Executive’s employment is terminated without cause (as defined in the agreement) or Executive terminates his employment for good reason (as defined in the agreement), the Company or its successor will pay Executive a payment in an amount equal to the sum of (i) eighteen (18) months of Executive’s base salary that is in effect at the time immediately preceding the termination of Executive’s employment, or if higher, the base salary in effect immediately prior to a change in control and (ii) the amount of the bonus paid to Executive for the preceding calendar year, or if higher, the amount of the bonus paid to Executive for the calendar year preceding the change in control. Such payment will be paid in a lump sum within ten (10) days of the termination of Executive’s employment. Notwithstanding the foregoing, the payment required under the agreement will be reduced to the extent necessary to avoid penalties under Section 280G of the Internal Revenue Code.

The foregoing description of the agreement does not purport to be complete and is qualified in its entirety by reference to the agreement attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d) Exhibits.

Exhibit No.	Description
10.1	Change in Control Agreement by and among Severn Bancorp, Inc., Severn Savings Bank, FSB and Alan J. Hyatt, dated December 30, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEVERN BANCORP, INC.

Dated: January 3, 2020	By: /s/Alan J. Hyatt
Alan J. Hyatt
Chairman, President and Chief Executive Officer